EXHIBIT 99.1

OMNIQ and NEC Work Jointly to Enhance Public Safety and Security

  This follows the completion of a vital homeland security project, further strengthening OMNIQ’s role in national safety initiatives.
  This announcement builds on recent successful deployments of AI-based access control systems in Ohio and Texas.
  It comes in response to new purchase orders for OMNIQ’s advanced security technologies.
  OMNIQ’s machine vision technology enhanced by NEC’s biometric capabilities.

SALT LAKE CITY, Oct. 07, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTCQB: OMQS), a leading provider of AI-based solutions, is proud to announce its continued collaboration with NEC, one of the global leaders in biometric information technology and network solutions. Together, the companies are bringing modern innovations to public safety and security markets, harnessing the strengths of both organizations to deliver unparalleled technological advancements.

This relationship aims to greatly enhance security and operational efficiency in public safety. By combining OMNIQ’s AI-driven face capture and vehicle recognition with NEC’s advanced facial recognition and database technologies, this collaboration provides comprehensive solutions to key challenges in law enforcement, transportation, military, and urban infrastructure sectors.

Shai Lustgarten, CEO of OMNIQ, commented, “Our relationship with a global, reputable company like NEC has allowed us to deliver high-tech solutions that meet the evolving demands of public safety. The synergy between our proprietary AI-driven systems and NEC’s cutting-edge innovations is instrumental in advancing critical infrastructure protection, enabling authorities to respond more effectively to threats and ensure safer environments for communities.”

John Whiteman, OMNIQ's Executive Director of Sales, added, “NEC has been an exceptional partner, and together, we are targeting significant milestones. Our combined technologies provide a comprehensive solution for modern security challenges. As we look to the future, we are excited to continue building on this success and delivering even more innovative solutions to our clients.”

The relationship between OMNIQ and NEC combines OMNIQ's advanced vision recognition systems with NEC's expertise in biometrics, artificial intelligence, and network technologies. Together, these systems create access control for secure sites using facial recognition biometrics while also giving real-time analytics, enhanced situational awareness, and proactive threat detection.

“We are confident that by continuing to combine our technical capabilities, OMNIQ and NEC will be at the forefront of shaping the future of public safety,” Lustgarten added. “Our focus is to build on the momentum of our previous projects and extend our offerings with more robust, scalable solutions for cities and public institutions.”

The OMNIQ-NEC collaboration exemplifies the potential of cross-industry collaboration, as both companies draw on their expertise to create value for government agencies and private enterprises alike. Together, they are poised to lead the charge in transforming security technologies, enabling safer cities and more efficient public infrastructure.

About OMNIQ
OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver real-time object identification, tracking, surveillance, and monitoring for the Supply Chain Management, Public Safety, and Traffic Management applications. The technology and services provided by the Company help clients move people, objects, and big data safely and securely through airports, warehouses, schools, and national borders and in many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have more than doubled, reaching $81 million in 2023, from clients in more than forty countries.

The Company currently addresses several billion-dollar markets with double-digit growth, including the Global Smart City & Public Safety markets.

For more information visit www.omniq.com

About NEC Corporation of America
NEC Corporation of America (NEC) is a leading technology integrator providing solutions that improve the way people work and communicate. NEC delivers integrated Solutions for Society that are aligned with our customers’ priorities to create new value for people, businesses, and society, with a special focus on safety, security, and efficiency. We deliver one of the industry’s strongest and most innovative portfolios of communications, analytics, security, biometrics, and technology solutions that unleash customers’ productivity potential. Through these solutions, NEC combines its best-in-class solutions and technology and leverages a robust partner ecosystem to solve today’s most complex business problems. NEC Corporation of America is a wholly-owned subsidiary of NEC Corporation, a global technology leader with 284 group companies in more than 50 countries and $25 billion in revenues. For more information, please visit www.necam.com.

Forward-Looking Statements:
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate,” “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Examples of forward-looking statements include, among others, statements made in this press release regarding the closing of the private placement and the use of proceeds received in the private placement. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis, the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in OMNIQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward-looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting OMNIQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at SEC.gov. OMNIQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contact
IR@OMNIQ.COM

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/a048744f-657a-4169-b29f-cec6c0973a38